SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 10, 2000


                             MEDICAL DYNAMICS, INC.
                             ----------------------
             (Exact name of Registrant as specified in its charter)

                         Commission file number: 0-8632

          Colorado                                        84-0631765
          --------                                        ----------
(State or other jurisdiction of                           (IRS Employer
incorporation or organization)                            Identification Number)


                             99 Inverness Drive East
                               Englewood, Colorado        80112
                            -------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (303) 790-2990

                                 not applicable
                                 --------------
                  former name or former address, if applicable

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Item 5. Other Events.

     In December 1999, Medical Dynamics, Inc. (Nasdaq SmallCap-MEDY), a nationwide provider of dental practice management software and integrated technology solutions, announced a definitive merger agreement with InfoCure Corporation (Nasdaq-INCX) by which InfoCure will acquire all outstanding Medical Dynamics common stock in exchange for InfoCure common stock. Effective as of April 10, 2000, MEDY and Infocure entered into an amendment to that agreement which (among other things):

     o Extended the outside completion date from May 31, 2000 until July 31, 2000, and extended other dates in the agreement comparably; and

     o Eliminated the consideration of accounting for the transaction as a pooling-of-interests.

On April 14, 2000, Infocure filed a registration statement on Form S-4 for the contemplated transaction. The registration statement filed by Infocure included MEDY's proxy statement for its special meeting of shareholders to consider the transaction. Currently that meeting is tentatively scheduled for May 30, 2000, with a record date for that meeting of April 27, 2000. The merger is subject to approval by Medical Dynamics shareholders at a meeting.

     Upon completion of the merger, one current share of Medical Dynamics common stock will convert to .05672 shares of InfoCure common stock. This conversion ratio will be subject to certain adjustments to the extent the price of InfoCure common stock in the public market increases above $22.04 per share or decreases below $13.22 per share.

     Certain statements contained in this report may be forward-looking statements. The accuracy of these statements cannot be guaranteed as they are subject to a variety of risks including, but not limited to, future economic conditions, competitive products and pricing, new product development, the delivery of products under existing contracts and other factors.

Item 7. Financial Statements and Exhibits

     (A)  Not applicable.

     (B)  Not applicable.

     (C)  Exhibits

     1. Amendment dated April 10, 2000, to the Agreement and Plan of Merger by and between Medical Dynamics, Inc., CADI Acquisition Corporation., and InfoCure Corporation dated as of December 21, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MEDICAL DYNAMICS, INC.


April 14, 2000                                By: /s/ Van A. Horsley
                                              ----------------------
                                              Van A. Horsley, President